As filed with the Securities and Exchange Commission on February 28 , 201 1

File No. 2-71066
File No. 811-02898

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 36	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

Value Line U.S. Government Money Market Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

220 East 42nd Street
New York, New York 10017-5891
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1500

Mitchell E. Appel
Value Line U.S. Government Money Market Fund, Inc.
220 East 42nd Street
New York, New York 10017-5891
(Name and Address of Agent for Service)

Copy to:
Peter D. Lowenstein, Esq.
496 Valley Rd
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on April 30, 2011 pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line U.S. Government
Money Market Fund, Inc.

( Ticker Symbol: VLCXX)

PROSPECTUS MAY 1, 201 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
I nvestment objective Page 2
F ees and expenses Page 2
P rincipal investment strategies of the Fund Page 3
P rincipal risks of investing in the Fund Page 3
Fund perform ance Page 4
Management Page 5
Purchase and sale of Fund shares Page 5
Tax information Page 5
Payments to broker-dealers and other financial intermediaries Page 5

How t he Fund Is Managed
Investment objective Page 6
The type of securities in which we invest Page 6
The principal risks of investing in the Fund Page 7

Who Manages the Fund
Investment Adviser Page 9
Management fees Page 10

About Your Account
How to buy shares Page 11
How to sell shares Page 14
Frequent purchases and redemptions of Fund shares Page 17
Special services Page 18
Dividends, distributions and taxes Page 19

Financial Highlights
Financial Highlights Page 21

F U N D S U M M A R Y

I nvestment objective

The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

F ees and expenses

This table describe s the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment )

Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0. 29%
Total Annual Trust Operating Expenses	0.9 4%
Less: 12b-1 Fee waiver*	–0.25%
Net Expenses	0. 69%

* EULAV Securities LLC (the “Distributor”) has contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets through April 30, 201 2 . The waiver cannot be terminated without the approval of the Fund ’ s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund ’ s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line U.S. Government Money Market Fund	$70	$275	$496	$1,132

P rincipal investment strategies of the Fund

The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable $1.00 per share price. Under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s other investments may consist of other types of money market eligible securities that are not U.S. Government securities. Each security will have a remaining maturity of 397 days or less. The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 with regard to its average weighted maturity. Its yield will go up and down with changes in short-term interest rates. Income on short-term debt securities tends to be lower than income on longer-term debt securities, so the Fund’s yield will likely be lower than the yields on longer-term fixed income mutual funds. The Fund’s main investment strategy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

P rincipal risks of investing in the Fund

Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain. There is also the risk of default by an issuer of any of the Fund’s holdings.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

F und perform ance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the Lipper Money Market Funds Average and the Lipper U.S. Government Money Market Funds Average. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns as of 12/31 each year

Best Quarter :	Q4 200 6	1. 24%
Worst Quarter:	Q4 2010	0.01%

Average Annual Total Returns for Periods Ended December 31, 20 10

	1 year	5 years	10 years
Value Line U.S. Government Money Market Fund	0.01%	2.10%	1.80%
Lipper U.S. Government Money Market Funds Average	0.02%	2.09%	1.86%

The Fund’s 7-day yield as of December 31, 20 10 was 0.01%. The current 7-day yield may be obtained from the Fund by calling 800-243-2729.

M anagement

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729.

Tax information

The Fund’s distributions generally are taxable as ordinary income for federal income tax purposes unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. The Fund attempts to maintain a stable net asset value of $1.00 per share.

The type of securities in which we invest

The Fund invests primarily (i.e., at least 80% of its assets) in money market securities that are U.S. Government securities and in repurchase agreements that are fully collateralized by U.S. Government securities. The Fund may invest to a lesser extent in other types of short-term U.S. dollar denominated money market securities meeting quality , liquidity and maturity standards for money market funds under the Investment Company Act of 1940. The following is a brief description of the types of short-term instruments in which the Fund may invest:

U.S. Government Securities: includes U.S. Treasury bills, notes and bonds, which are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States, as well as securities issued by agencies, instrumentalities or sponsored entities of the U.S. Government supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (iv) only by the credit of the issuer. U.S. Government securities also include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Bank Instruments: includes certificates of deposit and bankers’ acceptances.

Commercial Paper: refers to short-term unsecured promissory notes issued by corporations.

Asset Backed Securities: refers to securities backed by an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds which back these securities and that provide the interest and principal payments to investors.

Corporate Obligations: includes other short-term corporate debt obligations.

Repurchase Agreements: refers to contracts to repurchase securities at a fixed price within a specified period of time, usually less than one week.

Municipal Securities: refers to debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions.

The principal risks of investing in the Fund

■
The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain.

■
The Fund should have minimal credit risk on its investments in securities backed by the U.S. Government. However, it is important to note that although the Fund invests primarily in U.S. Government securities, the Fund’s share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the Fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

■
The Fund’s investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities. In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

■
To the extent the Fund invests in money market instruments that are not U.S. Government securities, other risks that you assume when investing in the Fund are market risk and credit risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund’s holdings will have its credit rating downgraded or will default, thereby reducing the Fund’s income level and share price. The Fund is also subject to income risk, which is the risk that the Fund’s income may decline because of falling interest rates and other market conditions, and may not be sufficient to enable the Fund to maintain a stable $1.00 per share price.

■	An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

■
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

■
Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017. The Adviser also acts as investment adviser to private accounts and to the other Value Line mutual funds, with combined assets of approximately $2.0 billion as of March 31, 2011.

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Fund effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Fund under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices which were discontinued in November 2004. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of Adviser or the Distributor to perform their respective contracts with the Funds.

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.40% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the 12 month period ended December 31 .

The Adviser has voluntarily waived, and may from time to time continue to voluntarily waive , all or a portion of its advisory fee for the Fund. In addition to voluntarily waiving its advisory fee, the Adviser has voluntarily reimbursed, and may from time to time continue to voluntarily reimburse, expenses of the Fund. Any such waiver or reimbursement may be discontinued or modified by the Adviser at any time. The aggregate amount of any waived fees and reimbursed expenses is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived of expenses reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90%. In no event shall the recoupment exceed 0.10% (annualized) of the Fund’s average daily net assets on any day. The Fund’s total return and yield would be lower , and may from time to time be very low or negative, in the absence of any such waiver or reimbursement by the Adviser and the waiver by the Distributor of its Rule 12b-1 fee.

A B O U T Y O U R A C C O U N T

How to buy shares

■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U. S. dollars and checks must be drawn on U.S. banks.

■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in proper form as determined by BFDS as agent for the Fund. The NAV will normally remain fixed at $1.00 per share. Newly-purchased shares will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the Exchange is open for business. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Fund has adopted a plan of distribution under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. T he Distributor has contractually agreed to waive the Fund’s Rule 12b-1 fee through April 30, 2012. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund asset held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made , which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. It is the policy of the Fund to attempt to maintain a NAV of $1.00 per share. In addition, for regulatory purposes, the Fund calculates a market-based NAV per share on a periodic basis. In the event that the Board determines, pursuant to Rule 2a-7, that the deviation between the Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board may cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund under Rule 22e-3 under the Investment Company Act of 1940.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

■	By mail

You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire
You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

■	By check
You can sell $500 or more of your shares by writing a check payable to the order of any person.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC.) You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent . For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares (if any).

Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

■	Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

Money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. As a result, the Fund’s purchase and redemption activity will differ from non-money market fund activity. The Fund will take into account such differences between money market fund and non-money market fund activity when determining if excessive trading activity and potential market timing activity has occurred.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

■
You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund earns interest daily on its investments and distributes the income daily. Any capital gains that it has realized are distributed annually. All dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions paid by the Fund from short-term capital gains and dividends paid by the Fund from net investment income are generally taxable as ordinary income. Since the Fund’s income is derived from sources that do not pay “qualified dividend income,” dividends from the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Because the Fund is not expected to have long term capital gains, the Fund does not expect any of its distributions to be taxable as long-term capital gains. You may be subject to state and local taxes on dividends and distributions.

The Fund will send you a statement by February 15 th each year detailing the amount and nature of all dividends and capital gains, if any, that you were paid during the prior year.

If you hold your fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Redemptions, exchanges or sales of shares generally will not result in taxable gain or loss if the Fund successfully maintains a constant net asset value per share.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.0001	0.001	0.017	0.044	0.043
Dividends from net investment income	(0.0001)	(0.001)	(0.017)	(0.044)	(0.043)
Change in net asset value	—	—	—	—	—
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	0.01%	0.08%	1.69%	4.45%	4.37%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$102,076	$125,079	$174,686	$166,907	$196,261
Ratio of operating expenses to average net assets(1)	0.94%	0.95%	0.85%	0.83%	0.86%
Ratio of operating expenses to average net assets(2)	0.26%	0.44%	0.60%	0.58%	0.61%
Ratio of net investment income to average net assets	0.01%	0.08%	1.62%	4.37%	4.30%

(1)
Ratio reflects expenses grossed up for custody credit arrangement, waiver of service and distribution plan fees by the Distributor, waiver of a portion of the advisory fee by the Adviser, and reimbursement by Value Line of certain other expenses of the Fund (“Expenses”) including in connection with a settlement with the Securities and Exchange Commission. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursements of Expenses, would have been unchanged for the periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, net of the waiver of the service and distribution plan fees by the Distributor, net of the waiver of a portion of the advisory fee by the Adviser, and net of the reimbursement of certain other expenses of the Fund by the Adviser and the reimbursement of Expenses by Value Line.

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 201 1 , which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, statement of additional information and annual and semi-annual reports at no cost from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
220 East 42nd Street	c/o BFDS
New York, NY 10017-5891	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	220 East 42nd Street
Boston, MA 02110	New York, NY 10017-5891

Value Line U.S. Government Money Market Fund, Inc. 220 East 42nd Street, New York, NY 10017-5891	File No. 811-02898

VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

(Ticker Symbol: VLCXX)

220 East 42nd Street, New York, New York 10017-5891
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 201 1

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Money Market Fund, Inc. (the “Fund”) dated May 1, 201 1 , a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s 20 10 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

          History and Classification. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1979. On August 19, 2009, the Fund changed its name from “The Value Line Cash Fund, Inc.” to “Value Line U.S. Government Money Market Fund, Inc.” The Fund’s investment adviser is EULAV Asset Management (the “Adviser” ), a Delaware statutory trust.

          Investment Strategies and Risks. The Fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective cannot be changed without shareholder approval.The Fund’s main investment strategy is to invest primarily (i.e., at least 80% of its assets) in money market securities that are U.S. Government securities and in repurchase agreements that are fully collateralized by U.S. Government securities. The main investment strategy that the Fund uses to reach its objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

          The Fund invests only in short-term instruments (maturing or deemed by the Securities and Exchange Commission (“SEC”) to mature in 397 days or less) and primarily invests in:

(1)
Municipal or U.S. government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies, instrumentalities or sponsored entities of the U.S. government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued by government sponsored entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, although chartered or sponsored by Congress, are neither guaranteed nor issued by the U.S. government. Although the U.S. government recently provided financial support to the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, there can be no assurance that it will continue to support these or any other government sponsored entities in the future if it is not obligated to do so by law. U.S. government obligations also include senior unsecured debt securities that are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) the maturity of the eligible security or (ii) either June 30, 2012 for debt issued before April 1, 2009 or December 31, 2012 for debt issued on or after April 1, 2009 (but prior to the expiration of the TLGP).

Investing in securities guaranteed under the TLGP is subject to certain risks. These securities are relatively new and have little to no history of trading. It is uncertain how these securities will trade relative to U.S. treasury and government agency securities in terms of yield, volatility and liquidity. The TLGP is a new program and may be subject to change. In addition, guarantee payments by the FDIC under the TLGP may be delayed or denied if the required claims process is not followed.

(2)
Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100 million and to banks where the bank or its holding company carries a Value Line financial strength rating of at least “A” (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

(3)	Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

(4)
Commercial paper issued by corporations maturing within 397 days from the day of purchase and rated Prime-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or A-2 or better by Standard & Poor’s Corporation (“Standard & Poor’s”), or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody’s or AA by Standard & Poor’s.

(5)
Asset backed securities in which an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds back these securities and provide the interest and principal payments to investors.

(6)	Other debt instruments issued by corporations maturing within 397 days from the day of purchase and rated at least Aa by Moody’s or AA by Standard & Poor’s.

          See the Appendix for an explanation of the Value Line, Moody’s and Standard & Poor’s ratings.

          The Fund may also purchase variable or floating rate instruments with periodic demand features referred to as “liquidity puts.”

           The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are “Eligible Securities” at the time of acquisition. The term “Eligible Securities” includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories (highest rating is “First Tier Securities”) or securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two “Designated NRSROs” that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) if only one “Designated NRSRO” has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquires the security, that “Designated NRSRO.” “Designated NRSRO” means any of at least four nationally recognized statistical rating organizations, as that term is defined in section 3(a)(62) of the Securities Exchange Act of 1934, that: (a) The money market fund’s board of directors: (i) has designated as an NRSRO whose credit ratings with respect to any obligor or security or particular obligors or securities will be used by the fund to determine whether a security is an Eligible Security; and (ii) determines at least once each calendar year issues credit ratings that are sufficiently reliable for such use; and (b) is not an “affiliated person,” as defined in section 2(a)(3)(C) of the Investment Company Act of 1940 (“1940 Act”), of the issuer of, or any insurer or provider of credit support for, the security; and the Fund discloses in this Statement of Additional Information is a Designated NRSRO, including any limitations with respect to the Fund’s use of such designation. The Fund’s four Designated NRSRO’s selected by the Directors are: Moody’s, Standard & Poor’s, Fitch and DBRS.

          The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, the Fund may not invest more than 3 % of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and unrated securities of comparable quality (“Second Tier Securities”). Furthermore, the Fund may not invest more than the greater of 0.5 % of its total assets or $1 million in the Second Tier Securities of any one issuer.

          Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

          The Adviser uses its best judgment in selecting investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder’s investment in the Fund. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund intends to keep the average maturity of its holdings to 60 days or less.

          Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.

Non-principal Investment Strategies and Associated Risks.

          Restricted Securities. The Fund may purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

          The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

          To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Fundamental Policies.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

          (iii) The Fund may not engage in the underwriting of securities of other issuers.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

          (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

          (viii) The Fund may not purchase oil, gas, or other mineral exploration or development programs.

          (ix) The Fund may not purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii) The Fund may not invest in commodities or commodity contracts.

          (xiii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiv) The Fund may not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.

          (xv) The primary investment objective of the Fund is to secure as high a level of current income as is consistent with maintaining liquidity and preserving of capital.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

       The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Interested Director* Mitchell E. Appel 1970	Director	Since 20 10
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund), until 2009.	** Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1983	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor)	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board of Directors since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Officers Mitchell E. Appel 1970	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the 14 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer ; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with the Adviser and the Distributor.
**	Each Director serves as a director or trustee of each of the 14 Value Line Funds.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

       Committees . The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were three meetings of the Valuation Committee during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested directors, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last fiscal year.

Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line mutual funds, the number of Value Line mutual funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

Qualifications and Experience of Directors The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family. Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility. Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 20 10 . Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)

Interested Director
Mitchell E. Appel*	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling	3,186	57,500
Francis C. Oakley	3,186	57,500
David H. Porter	3,186	57,500
Paul Craig Roberts	3,186	57,500
Nancy-Beth Sheerr	3,186	57,500
Daniel S. Vandivort	4,130	73,500

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. Mr. Sarkany did not receive any compensation from the Fund or any of the Value Line Funds for the fiscal year ended December 31, 2010.

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 20 10 :

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds

Interested Director
Mitchell E. Appel*	$–0–	$50,001 – $100,000
Non-Interested Directors
Joyce E. Heinzerling	$–0–	$10,001 – $50,000
Francis C. Oakley	$ 1 – $10,000	$10,001 – $50,000
David H. Porter	$ 1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$–0–	Over $100,000
Nancy-Beth Sheerr	$ 1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	$ 1 – $10,000	$10,001 – $50,000

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. The dollar range of equity securities in the Fund beneficially owned by Mr. Sarkany as of December 31, 2010 was $0. Aggregate dollar range of equity securities in all of the Value Line Funds beneficially owned by Mr. Sarkany as of December 31, 2010 was over $100,000.

As of March 31, 20 11 , no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Reliance Trust Company, 1100 Abernathy Road, Atlanta, GA 30328, as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan, which owned __ shares or approximately __ %. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC . In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

Information concerning the Fund’s portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is available on its website, www.vlfunds.com, five business days after the end of each month. Fund will file more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing will be posted on the Fund’s website referenced above.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to polices and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Fund’s investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          The investment advisory agreement between the Fund and the Adviser provides for an advisory fee payable monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. During 200 8 , 200 9 and 20 10 , the Fund paid or accrued to the Adviser advisory fees of $884,707 , $769,342 and $488,661, respectively. The Adviser has voluntarily waived, and may from time to time continue to voluntarily waive , all or a portion of its advisory fee for the Fund. In addition to voluntarily waiving its advisory fee, the Adviser has voluntarily reimbursed, and may from time to time continue to voluntarily reimburse, expenses of the Fund. Any such waiver or reimbursement may be discontinued or modified by the Adviser at any time. The aggregate amount of any waived fees and reimbursed expenses is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived or expenses reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90%. In no event shall the recoupment exceed 0.10% (annualized) of the Fund’s average daily net assets on any day. During 20 10 , the Adviser waived advisory fees aggregating $ 471,615 and reimbursed expenses of the Fund aggregating $40,855. The Fund’s total return and yield would be lower, and may from time to time be very low or negative, in the absence of any such waiver and reimbursement by the Adviser and the waiver by the Distributor of its Rule 12b-1 fee.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

          The Adviser currently acts as investment adviser to private accounts and 13 other investment companies constituting The Value Line Family of Funds resulting in combined assets under management of approximately $2. 0 billion as of March 31, 201 1 .

          Certain of the Adviser’s clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

          The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

          The Fund has entered into a distribution agreement with EULAV Securities LLC (the “Distributor”) , a wholly-owned subsidiary of the Adviser, whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. On May 5, 2009, the Distributor changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.” As part of the restructuring described below, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC. No other changes were made to the Distributor’s organization, including its operations and personnel. For its services under the Agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $ 66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017 , acts as the Fund’s independent registered public accounting firm.

           Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The five holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, ___ and R. Alastair Short. These persons elected themselves as the five trustees of the Adviser.

           Each of these shareholders was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

           Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

          Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

SERVICE AND DISTRIBUTION PLAN

          The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended December 31, 20 10 , fees amounting to $ 305,413 before fee waivers were accrued to the Distributor under the Plan. The Distributor paid $148 to other broker-dealers and incurred $ 9,646 in advertising and other marketing expenses. The fees payable to the Distributor under the plan are payable without required to actual expenses incurred. Effective May 1, 20 10 through April 30, 20 11 , the Distributor contractually agreed to waive the Fund’s Rule 12b-1 fee equal to 0.25% of the Fund’s average daily net assets. For the fiscal year ended December 31, 20 10 , fees waived amounted to $ 305,413 . The Distributor has agreed to extend the contractual fee waiver through April 30, 201 2 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

          The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

          As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the 1940 Act) must be nominated by existing Directors who are not interested persons.

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

          If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Mutual Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types of payments an intermediary may receive include:

•	Payments under the Plan which are asset based charges paid from the assets of the Fund;

•	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

          You should ask your intermediary for information about any payments it receives from the Distributors.

          Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

         The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

          As of December 31, 20 10 , the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment, if any, of 0.25% of average daily net assets pursuant to the Plan.

National City Bank
Pershing LLC
National Financial Services LLC
E*TRADE
TD Ameritrade
Charles Schwab & Co., Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.

          Financial intermediaries may have been added or removed from the list above since December 31, 20 10 .

BROKERAGE ARRANGEMENTS

          Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and asked prices. The Fund’s policy is to seek prompt execution at the most favorable prices. Transactions may be directed to dealers in return for special research and statistical information, as well as for services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Adviser from dealers effecting portfolio transactions.

          Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund’s portfolio turnover rate for reporting purposes will be zero.

CAPITAL STOCK

          Each share of the Fund’s common stock, $.10 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

          Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account.

          The required form to enroll in this program is available upon request from the Distributor.

          Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 800-243-2729.

          Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

          Calculation of Net Asset Value: The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares and adjusting the result to the nearest full cent per share.

          The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

           In addition, for regulatory purposes, the Fund calculates a market-based NAV per share on a periodic basis. In the event that the Board determines, pursuant to Rule 2a-7, that the deviation between the Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board may cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.

TAXES

          The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two of more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, but were eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

          The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

          Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the Fund’s income is derived from sources that do not pay “qualified dividend income,” dividends from the investment company taxable income of the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

          Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The Fund does not anticipate that it will earn or distribute any net capital gain. If any capital gain dividends are distributed by the Fund to individual shareholders, such dividends generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012 .

           Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from investments in mutual funds, such as the Fund.

          Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares. The federal income tax status of all distributions will be reported to shareholders annually.

          Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. The Fund’s dividends and distributions will not quality for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

          If the Fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow the cash to satisfy distribution requirements.

          To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

          A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares in the Fund. In general, if Fund shares are sold, exchanged or redeemed, the shareholder will recognize gain or loss equal to the difference (if any) between the amount realized on the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. Redemptions, exchanges or sales of shares generally will not result in a taxable gain or loss if the Fund successfully maintains a constant net asset value per share.

          A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

          Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares . However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

          A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their advisers for more information.

          For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. Federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. The 28% backup withholding rate currently applies to amounts paid by the Fund through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Fund after such date.

          The foregoing discussion relates solely to U.S. Federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all Federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation will impose a 30% withholding tax on payments (including dividends and gross redemption proceeds) paid by a Fund after December 31, 2012 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.

DETERMINATION OF YIELD

          The Fund will make available on each business day a “yield quotation”, which is a computation of the yield on its portfolio. The yield is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund may also calculate an effective annualized yield quotation computed on a compound basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1.

          Current yield will fluctuate from time to time and is not necessarily representative of future results. Current yield information may be useful in reviewing the Fund’s performance, but because current yield will fluctuate such information may not provide a basis for comparison with bank deposits, or other investments which pay a fixed yield for a stated period of time. The kind and quality of the instruments in the Fund’s portfolio, its portfolio maturity, and its operating expenses affect the current yield of the Fund. An investor’s principal is not guaranteed by the Fund.

          Investors should recognize that in periods of declining interest rates the Fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

          On occasion, the Fund may compare its yield to relevant indices, including U.S., domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or Standard & Poor’s indices. From time to time, evaluations of the Fund’s performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors. As with yield quotations, yield comparisons should not be considered as representative of the Fund’s yields for any future period. For the seven-day period ended December 31, 20 10 , the yield for the Fund was 0.01%.

FINANCIAL STATEMENTS

          The Fund’s financial statements for the year ended December 31, 20 10 , including the financial highlights for each of the five fiscal years in the period ended December 31, 20 10 , appearing in the 20 10 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP , independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

APPENDIX

Description of Short-Term Instruments

          The types of instruments that may form the major part of the Fund’s investments are described below:

          U.S. Government Agency Securities: Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding debt securities.

          U.S. Treasury Bills: U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are sold on a discount basis; the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

          Certificates of Deposit: A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

          Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

          Bankers’ Acceptances: A bankers’ acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

          Municipal Securities: Debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions. Municipal securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

           Repurchase Agreement: A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time.

Description of Commercial Paper Ratings

          A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Issuers rated Prime are further referred by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuers; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

          Commercial paper rated A by Standard & Poor’s C orporation (“S&P”) has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average. Long-term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred by use of numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification.

Description of Corporate Bond Ratings

          Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. Here, as with AAA bonds, prices move with the long-term money market.

Description of Value Line Financial Strength Ratings

          A Value Line Financial Strength rating of A++, A+, or A indicates that a company is within the top third of the approximately 1,700 companies regularly reviewed by the Value Line Investment Survey.

          The ratings are based upon a careful analysis of a number of financial variables including the size and stability of a company’s profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company’s tax rate, the stock’s price stability, the judgment of the analyst following the company, and the judgment of one or more supervisory analysts.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation, as amended.*

(b)	By-laws.*

(c)	Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22, filed February 24, 1999.

(d)	Investment Advisory Agreement. †

(e)	Distributor’s Agreement. †

(f)	Not applicable.

(g)	Custodian Agreement, as amended.*

(h)	(1) Administration Agreement with State Street Bank and Trust Company.****

(2) Fee Waiver Agreement.†

(3) Advisory Fee and Expense Waiver and Reimbursement Agreement.††

(i)	Legal Opinion.*

(j)	Report of independent registered public accounting firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan.***

(p)	Code of Ethics. †

(r)	Powers of Attorney.†

*	Filed as an exhibit to Post-Effective Amendment No. 22, filed February 24, 1999, and incorporated herein by reference.

**	Filed as an exhibit to Post-Effective Amendment No. 23, filed April 26, 2000, and incorporated herein by reference.

***	Filed as an exhibit to Post-Effective Amendment No. 24, filed April 27, 2001, and incorporated herein by reference.

****	Filed as an exhibit to Post-Effective Amendment No. 31, filed April 27, 2007, and incorporated herein by reference.

†	Filed herewith.

††	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control With Registrant.

None

Item 30.	Indemnification.

          Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22.

Item 31.	Business or Other Connections of Investment Adviser.

          EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to one private account in addition to the registered investment companies in the Value Line Family of Funds listed in Item 32 .

Name	Position With the Adviser	Other Employment
Mitchell Appel	President; Treasurer; Trustee
Chief Financial Officer and President of the Distributor; President and Director each of the Value Line Funds; Chief Financial Officer of Value Line, Inc. from April 2008 to December 2010; Director of Value Line, Inc. from February 2010 to December 2010

Robert Scagnelli	Vice President	None

Mark Marrone	Chief Compliance Officer	None

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds

Avi T. Aronovitz	Trustee	Director, SEC Solutions Group, LLC, 529 5th Ave, NY, NY 10017, since 2010; Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010.

Richard Berenger	Trustee	Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010; Consultant, 2009-2010.

Alistair Short	Trustee	Director, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004.

           The business address of each of Value Line, Inc., the Distributor and the 12 Value Line Funds is 220 East 42nd Street, New York, NY 10017-5891 .

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line U.S. Government Money Market Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

(b)

(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chief Compliance Officer	None

          The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management 220 East 42nd Street New York, NY 10017 For records pursuant to: Rule 31a-1(b)(4),(5),(6),(7),(10),(11) Rule 31a-1(f)

State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729 For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110 For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25 th day of February, 201 1 .

VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Joyce E. Heinzerling	Director	February 25, 2011
(Joyce E. Heinzerling)

*Francis C. Oakley	Director	February 25, 2011
(Francis C. Oakley)

*David H. Porter	Director	February 25, 2011
(David H. Porter)

*Paul Craig Roberts	Director	February 25, 2011
(Paul Craig Roberts)

*Nancy-Beth Sheerr	Director	February 25, 2011
(Nancy-Beth Sheerr)

*Daniel S. Vandivort	Director	February 25, 2011
(Daniel S. Vandivort)

/s/ Mitchell E. Appel	Director, President and Chief Executive	February 25, 2011
(Mitchell E. Appel)	Officer (Principal Executive Officer)

/s/ Emily D. Washington	Treasurer; Principal Financial	February 25, 2011
(Emily D. Washington)	and Accounting Officer; Secretary

*By:	/s/ Mitchell E. Appel
(Mitchell E. Appel, attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Document Title

(d)	Investment Advisory Agreement

(e)	Underwriting Contract

(h)(2)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	Code of Ethics

(r)	Powers of Attorney